Exhibit 10.8

THE CIT GROUP/BUSINESS CREDIT, INC.

300 SOUTH GRAND AVENUE, 3RD FLOOR

LOS ANGELES, CA 90071

December 14, 2007

eToys Direct, Inc.

1099 18th Street, Suite 1800

Denver, CO 80202

Attn: Michael Wagner, CEO

Re:	Credit Facility in favor of eToys Direct, Inc. and its Affiliates

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement dated as of October 12, 2007 (the “Credit Agreement”) among eToys Direct, Inc. (“eToys Direct”), My Twinn, Inc. (“My Twinn”), BabyUniverse, Inc. (“BabyUniverse”), PoshTots, Inc. (“PoshTots”), and Dreamtime Baby, Inc. (“Dreamtime”, and collectively with eToys Direct, My Twinn, BabyUniverse and PoshTots, the “Borrowers”), the other Loan Parties party thereto, The CIT Group/Business Credit, Inc., in its capacity as the sole “Lender” thereunder (the “Sole Lender”), and The CIT Group/Business Credit, Inc., in its capacities as the Administrative Agent and Collateral Agent thereunder (the “Administrative Agent”). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement.

1. Section 6.12 of the Credit Agreement.

The Loan Parties have advised the Administrative Agent that as of October 18, 2007 a Trigger Event occurred due to Availability falling below 15% of Gross Availability as of such date. Pursuant to Section 6.12 of the Credit Agreement, after the occurrence of Trigger Event and until such time as a Restoration Event occurs, the Loan Parties are required to meet certain minimum EBITDA thresholds. The Loan Parties have further advised the Administrative Agent that the Loan Parties have failed to meet the minimum EBITDA thresholds set forth in Section 6.12 of the Credit Agreement for (a) the period of four Fiscal Months ending on or about October 31, 2007 and (b) the period of five Fiscal Months ending on or about November 30, 2007. On the Waiver Effective Date (as defined in Section 3 below) and in reliance on the representations and covenants of the Loan Parties set forth herein, the Sole Lender and the Administrative Agent hereby waive the Loan Parties’ failure to comply with the minimum EBITDA thresholds set forth in Section 6.12 of the Credit Agreement for the periods of four and five Fiscal Months ending October 31, 2007 and November 30, 2007, respectively. The foregoing waivers shall apply solely to the periods specified above and nothing herein shall be deemed to constitute a waiver or modification of the Loan Parties’ obligations to comply with Section 6.12 of the Credit Agreement for any applicable period after November 30, 2007. In consideration of the foregoing waivers, the Loan Parties further covenant and agree that (x) at all times during the period commencing on the Waiver Effective Date and continuing through February 29, 2008, the Loan Parties shall not permit Availability to fall below 25% of Gross Availability, and (y) the Administrative Agent shall be entitled to declare an Event of Default under the Credit Agreement if, at any time during such period, Availability shall fall below 25% of Gross Availability.

eToys Direct, Inc.

December 14, 2007

2. Section 5.01 of the Credit Agreement.

The Loan Parties have failed to timely deliver to the Administrative Agent the financial statements and related information and certificate of the Administrative Borrower’s Financial Officer for the Fiscal Month ended October 31, 2007 (the “October Financial Statements”) required to be delivered by the Loan Parties under Section 5.01(c) and 5.01(d) of the Credit Agreement. On the Waiver Effective Date and in reliance on the representations and covenants of the Loan Parties set forth herein, the Sole Lender and the Administrative Agent hereby waive the Loan Parties’ failure to timely deliver the October Financial Statements. The foregoing waiver shall apply solely to the October Financial Statements and nothing herein shall be deemed to constitute a waiver or modification of the Loan Parties’ obligations to timely deliver financial statements and other information and certificates for any and all periods ending after October 31, 2007 in accordance with Section 5.01(c) and 5.01(d) of the Credit Agreement. In consideration of the foregoing waiver, the Loan Parties further covenant and agree that (x) the Loan Parties shall cause the October Financial Statements to be delivered to the Administrative Agent no later than December 17, 2007, and (y) the Administrative Agent shall be entitled to declare an Event of Default under the Credit Agreement if the October Financial Statements are not delivered to the Administrative Agent on or before such date.

3. Waiver Effective Date.

This waiver letter shall be deemed effective on the date (the “Waiver Effective Date”) that the Administrative Agent shall have received signed counterparts from each of the parties hereto.

4. Representations and Warranties.

The Loan Parties hereby represent to the Administrative Agent and the Sole Lender that, after giving effect to the waivers set forth in this waiver letter, (a) there exists no Default or Event of Default under the Credit Agreement, (b) all representations and warranties of the Loan Parties set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof, and (c) each of the Loan Documents remains in full force and effect, and is valid, binding and enforceable against the Loan Parties in accordance with its terms.

5. Miscellaneous.

This waiver letter shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to conflict of laws. This waiver letter may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall be one agreement. Except as otherwise expressly set forth herein, the execution, delivery and effectiveness of this waiver letter shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Loan Documents. This waiver letter shall be deemed to constitute one of the “Loan Documents”.

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eToys Direct, Inc.

December 14, 2007

IN WITNESS WHEREOF, each of the undersigned has executed this waiver letter as of the date first set forth above.

ADMINISTRATIVE AGENT AND SOLE LENDER:

THE CIT GROUP/BUSINESS CREDIT, INC. as Administrative Agent, Collateral Agent and Sole Lender

By:
Name:
Title:

BORROWERS:

eTOYS DIRECT, INC.

By:	/s/ Michael J. Wagner
Name:
Title:

MY TWINN, INC.

By:	/s/ Michael J. Wagner
Name:
Title:

BABYUNIVERSE, INC.

By:	/s/ Michael J. Wagner
Name:
Title:

POSHTOTS, INC.

By:	/s/ Michael J. Wagner
Name:
Title:

eToys Direct, Inc.

December 14, 2007

DREAMTIME BABY, INC.

By:	/s/ Michael J. Wagner
Name:
Title:

LOAN GUARANTORS:

eTOYS DIRECT 1, LLC

By:	/s/ Michael J. Wagner
Name:
Title:

eTOYS DIRECT 2, LLC

By:	/s/ Michael J. Wagner
Name:
Title:

eTOYS DIRECT 3, LLC

By:	/s/ Michael J. Wagner
Name:
Title:

GIFT ACQUISITION, L.L.C.

By:	/s/ Michael J. Wagner
Name:
Title: